Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

Bridges Investment Fund, Inc.

Supplement dated December 6, 2021 to the
Statement of Additional Information (“SAI”)
dated April 30, 2021

At its November 16, 2021 meeting, the Board of Directors of Bridges Investment Fund, Inc. (the “Fund”) accepted the resignation of Robert Slezak as the Chairperson of the Fund Board of Directors and Lead Independent Director. Mr. Slezak also intends to retire as a director of the Fund on December 31, 2021.

In connection with Mr. Slezak’s retirement, the Fund Board of Directors elected Lyn Wallin Ziegenbein as Chairperson of the Board and Lead Independent Director, and Nathan Phillips Dodge III as Vice Chairperson of the Board of Directors. Ms. Wallin Ziegenbein and Mr. Dodge commenced their respective roles at the adjournment of the November 16th meeting.

In addition, Mr. Slezak stepped down from the Audit Committee, and Mr. Jeffrey C. Royal was elected to serve as a member of the Fund’s Audit Committee to fill Mr. Slezak’s vacancy.

Ms. Wallin Ziegenbein, Mr. Dodge, and Mr. Royal are not “interested” persons of the Fund (as defined in the 1940 Act). For additional information on these individuals, refer to the Fund’s SAI.

Please retain this supplement with your SAI.